PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
SUMMARY SEGMENT TOTALS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000
(IN THOUSANDS)

                            06/30/01           06/30/00        2001 VS. 2000         06/30/01           06/30/00       2001 VS. 2000
                             GROSS              GROSS                %                GROSS              GROSS               %
                            WRITTEN            WRITTEN            INCREASE            EARNED             EARNED           INCREASE
                            PREMIUMS           PREMIUMS          (DECREASE)          PREMIUMS           PREMIUMS         (DECREASE)
                            --------           --------        -------------         --------           --------       -------------
COMMERCIAL LINES            135,590            103,861               30.5%            125,785            100,865             24.7%

SPECIALTY LINES              41,598             33,598               23.8%             35,168             26,893             30.8%

PERSONAL LINES               47,519             29,530               60.9%             31,479             23,938             31.5%
                            -------            -------            -------             -------            -------          -------

TOTAL                       224,707            166,989               34.6%            192,432            151,696             26.9%
                            =======            =======            =======             =======            =======          =======

                            06/30/01           06/30/00        2001 VS. 2000         06/30/01           06/30/00       2001 VS. 2000
                              NET                NET                 %                 NET                NET                %
                            WRITTEN            WRITTEN           INCREASE             EARNED             EARNED           INCREASE
                            PREMIUMS           PREMIUMS         (DECREASE)           PREMIUMS           PREMIUMS         (DECREASE)
                            --------           --------        -------------         --------           --------       -------------
COMMERCIAL LINES             94,305             66,649               41.5%             86,078             64,473             33.5%

SPECIALTY LINES              36,732             34,668                6.0%             32,711             25,348             29.0%

PERSONAL LINES               28,585             16,496               73.3%             19,438             13,097             48.4%
                            -------            -------            -------             -------            -------          -------

TOTAL                       159,623            117,812               35.5%            138,226            102,918             34.3%
                            =======            =======            =======             =======            =======          =======

PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
SUMMARY SEGMENT TOTALS
FOR THE 2nd QUARTER ENDED JUNE 30, 2001 AND 2000
(IN THOUSANDS)

                            06/30/01           06/30/00        2001 VS. 2000         06/30/01           06/30/00       2001 VS. 2000
                              GROSS             GROSS                %                GROSS              GROSS               %
                             WRITTEN           WRITTEN           INCREASE             EARNED             EARNED          INCREASE
                            PREMIUMS           PREMIUMS         (DECREASE)           PREMIUMS           PREMIUMS        (DECREASE)
                            --------           --------        -------------         --------           --------       -------------
COMMERCIAL LINES             75,200             59,090             27.3%              66,570             54,075            23.1%

SPECIALTY LINES              21,015             17,368             21.0%              18,279             14,352            27.4%

PERSONAL LINES               24,459             13,385             82.7%              16,366             12,346            32.6%
                            -------            -------            -------            -------            -------          -------
TOTAL                       120,674             89,843             34.3%             101,215             80,774            25.3%
                            =======            =======            =======            =======            =======          =======


                            06/30/01           06/30/00        2001 VS. 2000         06/30/01           06/30/00       2001 VS. 2000
                               NET               NET                 %                 NET                NET                %
                             WRITTEN           WRITTEN           INCREASE             EARNED             EARNED          INCREASE
                            PREMIUMS           PREMIUMS         (DECREASE)           PREMIUMS           PREMIUMS        (DECREASE)
                            --------           --------        -------------         --------           --------       -------------
COMMERCIAL LINES             52,495             37,756             39.0%              44,660             33,845            32.0%

SPECIALTY LINES              18,847             16,602             13.5%              16,855             13,627            23.7%

PERSONAL LINES               11,194              5,326            110.2%              10,189              6,819            49.4%
                            -------            -------            -------            -------            -------          -------
TOTAL                        82,536             59,684             38.3%              71,704             54,292            32.1%
                            =======            =======            =======            =======            =======          =======

PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
ADDITIONAL SUPPLEMENTAL INFORMATION
FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2001 AND 2000
(IN THOUSANDS)

NET LOSS AND LOSS ADJUSTMENT EXPENSES:

                                THREE MONTHS ENDED           SIX MONTHS ENDED
                                     JUNE 30,                    JUNE 30,
                               --------------------        ---------------------
PRODUCTS                        2001         2000           2001         2000
                               -------      -------        -------      -------
COMMERCIAL LINES               $27,097      $19,943        $51,510      $37,575
SPECIALTY LINES                 10,586        8,534         20,604       15,892
PERSONAL LINES                   5,183        3,496          9,904        6,745
                               -------      -------        -------      -------
TOTAL NET LOSS AND LOSS
ADJUSTMENT EXPENSES            $42,866      $31,973        $82,018      $60,212
                               =======      =======        =======      =======

NET LOSS & LAE RESERVES @ JUNE 30, 2001                         $222,877
                                                                ========

STATUTORY SURPLUS - JUNE 30, 2001                               $200,164
                                                                ========

TAXABLE EQUIVALENT YIELD @ JUNE 30, 2001                             7.2%
                                                                --------

PORTFOLIO DURATION @ JUNE 30, 2001                                   3.2 YRS
                                                                --------

SHARES REPURCHASED DURING THE SIX MONTHS ENDED
JUNE 30, 2001                                                          0
                                                                ========